Exhibit 10.1
AMENDMENT NO. 17
TO
THE A319/A320 PURCHASE AGREEMENT
Dated as of September 12, 1997
BETWEEN AVSA S.A.R.L.
AND
AMERICA WEST AIRLINES, INC.
This Amendment No. 17 (hereinafter referred to as the “Amendment”) entered into as of July 30, 2007 by and between AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) a Societé par Actions Simplifée organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the “Seller”) and US AIRWAYS, INC., (legal successor to AMERICA WEST AIRLINES, INC.) a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at 111 Rio Salado Parkway, Tempe Arizona 85281, U.S.A. (hereinafter referred to as the “Buyer”).
WITNESSETH:
WHEREAS, the Buyer and the Seller have entered into an A319/A320 Purchase Agreement, dated as of September 12, 1997 (which agreement, as previously amended by and supplemented with all Exhibits, Appendices, Letter Agreements and amendments, including Amendment No. 1 executed on April 27, 1998, Amendment No. 2 executed on December 9, 1998 together with Letter Agreement No. 1 to Amendment No. 2 executed on May 24, 1999, Amendment No. 3 together with all Letter Agreements thereto executed on October 14, 1999 and together with Letter Agreement to Amendment No. 3 executed on May 10, 2001, Amendment No. 4 executed on July 1, 2000 together with Letter Agreement to Amendment No. 4 executed on July 28, 2000, Amendment No. 5 executed on October 12, 2000 together with Letter Agreement to Amendment No. 5 executed on October 26, 2000, Amendment No. 6 executed on October 28, 2002, Amendment No. 7 together with all Letter Agreements thereto executed on July 30, 2004, Amendment No. 8 executed on October 1, 2004, Amendment No. 9 executed on September 27, 2005, Amendment No. 10 executed on September 27, 2005, Amendment No. 11 executed on October 11, 2005, Amendment No. 12 executed on February 9, 2006, Amendment No. 13 executed on April 28, 2006, Amendment No. 14 executed on August 24, 2006, Amendment No. 15 executed on August 24, 2006 and Amendment No. 16 executed on August 24, 2006, (the “Agreement”), which Agreement relates to, inter alia, the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A318-100, A319-100, A320-200 and A321-200 model aircraft.
WHEREAS, the Buyer and Seller agree to **.

**	Confidential treatment requested.

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WHEREAS, capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.
NOW, THEREFORE IT IS AGREED AS FOLLOWS:
1.	Paragraph 9.2.1 of the Agreement as set forth in Paragraph 5.3 of Amendment No. 16 to the Agreement is deleted in its entirety and the following new Paragraph is inserted into the Agreement in its place as Paragraph 9.2.1 and reads as set forth in the following quoted text:

QUOTE

9.2.1 Delivery Schedule for Amendment 16 Aircraft

Subject to the provisions of this Agreement, the Seller will have the Amendment 16 Aircraft ready for delivery at Airbus, Hamburg, Germany and the Buyer will accept the same, during the months set forth below (the “Scheduled Delivery Month”).

** pursuant to the provisions of Paragraph 2.2 of Amendment 16 to the Agreement.

** Paragraph 10 of Amendment 16 for the Amendment 16 A321 Aircraft.

The Buyer may **, provided the Buyer notifies the Seller in writing at least ** months before the Scheduled Delivery Month of **. The Buyer may **.

For the purposes of this Amendment the Month of Delivery shown in the table below will be referred to as the “Scheduled Delivery Month” for such Aircraft.

Month of
Aircraft	Delivery	Year	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
The Seller will, no earlier than **, provide the Buyer with the ** Amendment 16 Aircraft will be tendered for delivery to the Buyer in a condition which is “ready for

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delivery” as set forth in Subparagraph 9.3 of the Agreement and otherwise in accordance with this Agreement. The Seller shall give the Buyer not less than ** notice of the date on which the Aircraft will be tendered for delivery to the Buyer in a condition which is “ready for delivery” as set forth in Subparagraph 9.3 and otherwise in accordance with this Agreement.
UNQUOTE
For the ease of reference only, below is the combined delivery schedule of all firmly ordered aircraft to be delivered.

Month of
Aircraft	Delivery	Year	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**

**	Confidential treatment requested.

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The parties agree that the Buyer’s engine selection with respect to the **.

2.	EFFECT OF THE AMENDMENT AND OTHER MATTERS

2.1	This Amendment contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between the Buyer and the Seller.

2.2	The Agreement will be deemed to be amended to the extent provided by this Amendment and except as specifically amended hereby, will continue in full force and effect in accordance with its original terms.

2.3	Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement, and that this Amendment will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

3.	GOVERNING LAW

THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SUBPARAGRAPH 22.3 OF THE AGREEMENT.

IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT OR TO THE AGREEMENTS CONTEMPLATED HEREIN.

4.	CONFIDENTIALITY

The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Amendment strictly confidential, except as required by applicable law or pursuant to legal process. The Seller and the Buyer will consult prior to any public disclosure regarding this Amendment; provided, however that, following execution of this Amendment, Buyer may make such disclosure thereof as may be required by law or governmental orders, rules or regulations.

5.	COUNTERPARTS

This Amendment may be signed in any number of separate counterparts. Each counterpart when signed and delivered (including counterparts delivered by facsimile transmission) will be an original, and the counterparts will together constitute one same instrument.

**	Confidential treatment requested.

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If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours, AIRBUS S.A.S.
By:	/s/ Christophe Mourey
Its: Senior Vice President Contracts

Accepted and Agreed, US AIRWAYS, INC.
By:	/s/ Thomas T. Weir
Its: Vice President and Treasurer

**	Confidential treatment requested.

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